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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 19, 1999


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1999-D).


                                  CWMBS, INC.
            --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                           333-53861            95-4449516
-------------------------------------      -------------         ------------
(State of Other Jurisdiction               (Commission        (I.R.S. Employer
           of Incorporation)                File Number)    Identification No.)



                4500 Park Granada
                Calabasas, California                            91302
          ----------------------------------                     ------
               (Address of Principal                            (Zip Code)
                Executive Offices)



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       Registrant's telephone number, including area code (818) 225-3240
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


Item 5.    Other Events.
----       ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-D, Credit Suisse First Boston Corporation ("CSFB"), as Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSFB Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSFB Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated February 23, 1999.



















--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated February 19, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-D.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1. CSFB Computational Materials filed on Form SE dated
             February 23, 1999.



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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                  By: / s / Celia Coulter
                                    ----------------------
                                      Celia Coulter
                                      Vice President



Dated:    February 19, 1999


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                                 Exhibit Index
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Exhibit                                                                Page
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99.1.    CSFB Computational Materials filed on Form SE dated             6
         February 23, 1999.

                                 EXHIBIT 99.1
                                 ------------

         CSFB  Computational  Materials  filed  on Form SE  dated
February 23, 1999.